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                              SANTA FE HOTEL INC.

                     PROMISSORY NOTE DUE DECEMBER 15, 2000


                                                                  April 14, 1998
$7,000,000                                                       Los Angeles, CA

     THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS PERMITTED BY THIS LEGEND. TRANSFERS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE NOTE PURCHASE AGREEMENT REFERENCED BELOW, AND THIS NOTE IS ALSO SUBJECT TO THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF APRIL 14, 1998 BY AND AMONG SANTA FE HOTEL INC., SUNAMERICA LIFE INSURANCE COMPANY AND IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE, AS SUCH NOTE PURCHASE AGREEMENT AND SUBORDINATION AND INTERCREDITOR AGREEMENT, AS THE CASE MAY BE, MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE EXCEPT IN COMPLIANCE WITH SUCH NOTE PURCHASE AGREEMENT AND SUBORDINATION AND INTERCREDITOR AGREEMENT.

          FOR VALUE RECEIVED, the undersigned, SANTA FE HOTEL INC. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Nevada, hereby promises to pay to CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC or registered assigns ("HOLDER"), the principal sum of SEVEN MILLION DOLLARS ($7,000,000) on December 15, 2000 with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof at 9.50% per annum from the date hereof, payable quarterly on March 15, June 15, September 15 and December 15, commencing on June 15, 1998 and the stated maturity of this Note, and, to the extent permitted by law, upon the occurrence of and continuation of an Event of Default (as defined in the Note Purchase Agreement), interest, payable, on demand, at a rate per annum from time to time equal to 2% per annum above the interest rate specified above. In addition to interest as set forth herein, if any payment of principal and/or interest or any other amount payable hereunder or under the other Basic Documents (as defined in the Note Purchase Agreement) is not paid when due, Company shall pay to each Holder, on demand, a late charge of five cents ($0.05) for each dollar so overdue in order to compensate such Holder for its loss of the timely use of the money and frustration of such Holder in the meeting of its financial commitments. Nothing contained herein shall constitute an extension of any due date for, or a waiver of any obligation to pay, any amounts payable hereunder or under the other Basic Documents.


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          Payments of principal of, interest on and late charges with respect to this Note are to be made in lawful money of the United States of America as provided in the Note Purchase Agreement referred to below.

          This Note is one of the Notes issued pursuant to the Note Purchase Agreement, dated as of April 14, 1998 (as from time to time amended, modified or otherwise supplemented, the "NOTE PURCHASE AGREEMENT"), among the Company, Santa Fe Gaming Corporation, SunAmerica Life Insurance Company, as Collateral Agent, and the Holders party thereto and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in SUBSECTION 2.9 of the Note Purchase Agreement.

          This Note, together with the other notes issued pursuant to the Note Purchase Agreement, are secured by the Company Deed of Trust, the Company Security Agreement and certain other Basic Documents (as such terms are defined in the Note Purchase Agreement) and is guaranteed by the SGC Guaranty (as such term is defined in the Note Purchase Agreement).

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at any time on the terms specified in the Note Purchase Agreement.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.








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          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Nevada, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                   SANTA FE HOTEL INC.


                                   By: /s/ Thomas K. Land

                                   Title: Senior Vice President and Chief
                                           Financial Officer












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                      OPTION OF HOLDER TO ELECT REPURCHASE



          If you want to elect to have this Note purchased by Company pursuant to SUBSECTION 2.5C(II) of the Note Purchase Agreement, check the box: / /


          If you want to elect to have only part of this Note purchased by Company pursuant to SUBSECTION 2.5C(II) of the Note Purchase Agreement, state the amount (which must be $1,000 or an integral multiple of $1,000):

                                $____________________


Date: ___________________       Signature: _____________________________________
                                           (Sign exactly as your name appears on
                                            the other side of this Note)


Signature Guarantee: